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                            TAX-FREE INVESTMENTS CO.

                             CASH RESERVE PORTFOLIO

                            PRIVATE INVESTMENT CLASS

                       Supplement dated December 16, 1996
                     to the Prospectus dated July 29, 1996,
                        as supplemented November 5, 1996



APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of Tax-Free Investments Co. (the "Company") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Company, with respect to the Cash Reserve Portfolio (the "Portfolio"). Shareholders will be asked to approve the new investment advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with Fund Management Company. The terms of the new investment advisory agreement have been changed to provide for a separate administrative services agreement, pursuant to which AIM will be reimbursed for the cost of providing fund accounting services that are currently reimbursed pursuant to the investment advisory agreement. The proposed new administrative services agreement provides that AIM may be reimbursed or compensated for providing other administrative services to the Fund, as the Board may from time to time determine are appropriate. Payments to AIM under the new administrative services agreement for fund accounting services will be the same as payments currently made by the Company to AIM for fund accounting services pursuant to the existing investment advisory agreement. Additional provisions of the new investment advisory agreement are set forth in the Statement of Additional Information. No change is anticipated in the investment advisory or other personnel responsible for the Fund as a result of these new agreements.

         The Board has approved these new agreements because the Company's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that the Fund's shareholders approve the new investment advisory agreement at the Annual Meeting and the merger is consummated, the new investment advisory agreement with respect to the Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of and changes to certain fundamental investment policies of the Fund subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

         The Fund is currently generally prohibited from investing in other investment companies. The Board has approved the elimination of this prohibition, and the amendment to other fundamental investment policies related to investment in other investment companies. The elimination of the fundamental investment policy that prohibits the Fund from investing in other investment companies and the proposed amendments to the related fundamental investment policies would permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.
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         Reference is made to Investment Restriction No. (1) of the Fund, set forth on page 8 of the Company's Prospectus related to Private Investment Class. The Board of Directors has approved a change to Investment Restriction No. (1) of the Fund. In the event shareholders approve the proposed change, Investment Restriction No. (1) will read in full as follows:

         (1) with respect to 75% of its total assets, purchase securities of any issuer (except obligations of the U.S. Government, its agencies or instrumentalities, including any Municipal Securities guaranteed by the U.S. Government) if as a result of such purchase more than 5% of the Fund's total net assets would be invested in securities of such issuer except as permitted by Rule 2a-7 of the 1940 Act as amended from time to time and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

         For additional information regarding the proposed changes described above, see the Company's Statement of Additional Information related to Private Investment Class, dated July 29, 1996, as supplemented December 16, 1996.




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